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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 1998

                         PHP HEALTHCARE CORPORATION

             (Exact name of Registrant as specified in its charter)

State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices:        11440 Commerce Park Drive
                                               Reston, VA  20191

Registrant's telephone number, including area code:  (703) 758-3600

Former name or former address, if changed since last report:  Not applicable

                                     Page 1
                            Exhibit Index at Page 5

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Item 5.  Other Matters.
         -------------

         On April 28, 1998, PHP Healthcare Corporation ("PHP" or the "Company") announced that its Board of Directors (the "Board") has authorized the repurchase of up to 3 million shares of its common stock at prevailing prices at the discretion of Company management. Common stock may be repurchased from time to time on the open market, through block purchases, or in privately negotiated transactions. PHP Healthcare currently has approximately 12.1 million shares of common stock outstanding.

         The Company also announced that the Board has authorized management to explore the possibility of repurchasing some or all of PHP's Series B Convertible Preferred Stock through privately negotiated transactions, from time to time and at its own discretion.

         PHP intends to use its available cash and borrowings under its existing credit facility to repurchase shares in the market. The Company is seeking new, expanded credit facilities to accomplish the entire 3 million share buy-back program.

         The number of shares to be purchased and the timing of the repurchases will depend upon the availability of funds, the price of PHP stock, general market conditions, and other factors. There is no guarantee as to the exact number of shares to be repurchased, and the Company may discontinue repurchases at any time. Any shares repurchased will be held as treasury stock and will be available for reissuance in connection with the Company's stock option plans, conversions of existing convertible securities, or for other corporate purposes.

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Item 7.  Financial Statements and Exhibits.

         Exhibits.  The following exhibits are furnished as part of this report:

     Exhibit      Description
     -------      -----------

      10.1       Letter Amendment dated as of April 23, 1998 to the Credit
                 Agreement dated as of October 31, 1997, as amended, among PHP Healthcare Corporation as Borrower and the Initial
                 Lenders and Initial Issuing Bank named herein as Initial
                 Lenders and Initial Issuing Bank and NationsBank, N.A. as
                 Collateral Agent and Administrative Agent

      99.1       Press Release dated April 28, 1998

Forward Looking Statements

         This Report contains forward-looking statements. The words "believe," "expect" and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business -- Risk Factors." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHP HEALTHCARE CORPORATION

                                     By: /s/ Anthony M. Picini
                                         ---------------------------------
                                         Name: Anthony M. Picini
                                         Title:  Executive Vice President


Dated:  April 29, 1998

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                                  EXHIBIT INDEX

     Exhibit      Description
     -------      -----------

      10.1       Letter Amendment dated as of April 23, 1998 to the Credit
                 Agreement dated as of October 31, 1997, as amended, among PHP Healthcare Corporation as Borrower and the Initial
                 Lenders and Initial Issuing Bank named herein as Initial
                 Lenders and Initial Issuing Bank and NationsBank, N.A. as
                 Collateral Agent and Administrative Agent

      99.1       Press Release dated April 28, 1998